EXHIBIT 24

                                   Exhibit 24
                                   ----------

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anthony D. Autorino and Vincent DiVincenzo, individually, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their respective substitutes, may do or cause to be done by virtue hereof.



    Signature                                      Title                                    Date
    ---------                                      -----                                    ----

/s/ Anthony D. Autorino                     Chairman, Principal Executive               June 27, 1997
------------------------------------
Anthony D. Autorino                         Officer and Director


/s/ Thomas H. Decker                        Director                                    June 27, 1997
-------------------------------------
Thomas H. Decker


/s/ William A. DiBella                      Director                                    June 27, 1997
--------------------------------------
William A. DiBella


                                            Director
--------------------------------------
Natalia Hercot


                                            Director
--------------------------------------
Donald E. Miller


/s/ Mel D. Borer                            President, Chief Operating Officer
--------------------------------------      and Director                                June 27, 1997
Mel D. Borer


/s/ Ajit G. Hutheesing                      Director                                    June 27, 1997
---------------------------------------
Ajit G. Hutheesing


/s/ Vincent DiVincenzo                      Senior Vice President, Treasurer,
--------------------------------------      Principal Financial and Accounting
Vincent DiVincenzo                          Officer, and Director                       June 27, 1997


/s/ Jo McKenzie                             Director                                    June 27, 1997
------------------------------------------
Jo McKenzie


                                            Vice Chairman and Director
-------------------------------------------
Jeffrey J. Steiner
